UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of principal executive offices) (Zip code)

Ms. Amanda Pridgen
2830 Cahaba Road
Birmingham, AL 35223
(Name and address of agent for service)

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

Annual Report  |  September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.cookandbynum.com/cobyx, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-839-COBY (2629) or by sending an email request to amanda@cookandbynum.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1-877-839-COBY (2629) or send an email request to amanda@cookandbynum.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Table of Contents

Shareholder Letter	1

Manager Commentary	17

Disclosure of Fund Expenses	22

Schedule of Investments	24

Statement of Assets and Liabilities	26

Statement of Operations	27

Statements of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	42

Additional Information	43

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

Dear Partners:

For the one-year period ended September 30, 2020, The Cook & Bynum Fund (the “Fund”) was down 22.43% versus a gain of 10.44% for the MSCI All Country World Index (“MSCI ACWI”) and a gain of 15.15% for the S&P 500 plus Dividends (“S&P”).  Since inception on July 1, 2009 through September 30, 2020, the Fund grew 4.13% per annum compared to 9.84% for the MSCI ACWI and 14.52% for the S&P.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

Portfolio Valuation Update

The Fund’s relative performance since the end of 2018 is explained by a divergence in price-to-owner earnings1 (P/E) multiples over this period.  At the end of 2018, the Fund traded at a modest discount to the S&P 500 and a modest premium to the MSCI ACWI.  In 2019, the Fund’s aggregate earnings2 in U.S. dollars grew by 4%, with faster underlying growth in local currencies offset by the strong dollar.  On the other hand, the S&P 500’s earnings grew by 1% and the MSCI ACWI’s earnings fell by 5% last year.  Through the third quarter of 2020, the Fund’s earnings have contracted in line with these indices because of the severe impact to many of our businesses from a reduction in consumer mobility due to the novel coronavirus.  Importantly, the Fund’s businesses have historically performed better than an average S&P 500 or MSCI ACWI company in a typical economic downturn, and we do not believe any of the businesses have been adversely impacted by long-term changes in consumer behavior as a result of the pandemic (in general, quite the opposite).  This relative improvement of the Fund’s underlying earnings since the end of 2018 coupled with the stark difference in stock price performance over this same period produces an eye-opening result: the indices’ P/E multiples have expanded by
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[1]
We define owner earnings as reported net income plus depreciation, amortization, and other non-cash charges minus the average annual capital expenditures necessary to maintain a long-term competitive position.

[2]	Aggregate earnings are calculated based on the Fund’s look-through ownership percentage of each portfolio company. This “conglomerate” approach is explored in detail later in this letter.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

20-30% while the Fund’s multiple has contracted by more than 25%.  As the indices have gotten more expensive and the Fund’s portfolio has gotten cheaper, the indices now trade at a 70-75% valuation premium on a P/E basis.

Figure 1. Changes in Price-to-Owner Earnings Multiples Since 12/31/18

Source: Bloomberg, Cook & Bynum. 2018 multiples use 2018 earnings; 2019 and 2020 multiples use 2019 earnings.

To be clear, our purpose as a money manager is to generate investment returns that compound your and our capital at attractive long-term rates, and we understand the disappointment in not participating more in the strong rally enjoyed by global equity markets in the second and third quarters.  We would be concerned if our businesses were performing materially worse than both our expectations and the economy in general or if their prospects over the next decade-plus had deteriorated.  That is not the case.  While we cannot control or predict when markets will favor a particular asset over another, we are confident that buying higher-quality businesses at modest multiples will yield good results over the long term.  We believe the current opportunity for a patient investor who remains focused on underlying operating and valuation fundamentals is as attractive as almost any point in the last two decades.  We have added to our personal investments during the year.

New Investment in FEMSA

In early September, we initiated a new investment in Fomento Economico Mexicano, S.A.B. de C.V. (FEMSA).  FEMSA has three major sources of value: (i) FEMSA Comercio, which is the leading convenience store chain in Mexico and also a pharmacy retailer in Latin America (an estimated 55% of FEMSA’s total intrinsic value); (ii) a 15% economic stake in Dutch brewer Heineken (~25% of intrinsic value); and (iii) a controlling stake in bottler Coca-Cola FEMSA (~20% of intrinsic value).

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

Cook & Bynum’s Long History with FEMSA

We first researched FEMSA in early 2007 when Richard and Dowe met with the company in Monterrey, Mexico.  We have followed the business closely in the decade-plus since including analyzing each quarterly report and reviewing each quarterly conference call transcript (for FEMSA, Coca-Cola FEMSA, and Heineken); visiting with the management teams of each of FEMSA’s main businesses in Latin America and elsewhere in the world; and completing hundreds of store visits across FEMSA’s geographies.  In addition and just as importantly, we have performed the same depth of work with numerous competitors and peers across Latin America and the rest of the world in the relevant industries – convenience store retailing, pharmacy retailing, brewing, and non-alcoholic beverages.  We have triangulated on FEMSA’s businesses and key people through our extensive network of contacts in the region, in the Coca-Cola system globally, and in the global brewing industry.

On the left, a free-standing Oxxo store. On the right, Richard entering an urban store, almost assuredly to buy a Coca-Cola Sin Azucar.

FEMSA Comercio – Oxxo & More

Both Heineken (18 times 2019 owner earnings) and Coca-Cola FEMSA (15 times 2019 owner earnings) are modestly undervalued in their own right, but we are most attracted to FEMSA’s Comercio retailing companies.  Comercio consists of a couple of different businesses, including (i) the Proximity Division that operates Oxxo, the largest convenience store chain in the Americas by units, (ii) the Health Division that operates drugstores in Mexico and South America, and (iii) the Fuel Division that operates the OXXO GAS chain of retail service stations in Mexico.  Of these, the Oxxo convenience stores (particularly in Mexico) are the largest and most successful of the group, making it – by far – Comercio’s most valuable asset.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

In turn and as Oxxo has grown to almost 20,000 stores, Comercio has become the most valuable asset within FEMSA.

Figure 2. Comercio Has Grown as a % of FEMSA’s Total Value

Source: FEMSA filings, Cook & Bynum estimates.

We have been closely evaluating the global convenience store industry over the last few years.  We have visited stores and spoken with leading operators in the U.S., Canada, Thailand, Malaysia, Indonesia, Hong Kong, the Philippines, Brazil, Mexico, and Peru during this time, which added to our extensive previous experience with broader global retailing.  Convenience store models vary by geography, as the competitive landscapes, consumer preferences, and product/service opportunities differ in each market.  Our research indicates that convenience stores in emerging markets demonstrate several competitive advantages that are more durable compared to developed markets.  The first mover in an emerging market has an advantage in site selection and thus customer proximity in increasingly urban societies.  Brand recognition is more important than in the developed world because consumers are more skeptical of fresh food quality, cleanliness, private label products, etc.  Scale advantages in distribution include owning a logistics fleet and securing the best/largest fresh food suppliers, and scale advantages in procurement include bulk purchasing from vendors.  These competitive advantages create good economics for the leading player in a market.

Oxxo boasts all of these advantages and enjoys best-in-class margins and returns on invested capital.  Mexico’s growing middle class, continued

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

urbanization, and increasing consumer preference for convenience produce highly attractive unit economics and provide a long runway for growth.  With this profile, management has made the rational choice to expand quickly.  Oxxo has opened over 1,000 stores per year over the last decade, with the current pace of a new store every six hours.  Oxxo now has almost 20,000 stores in Mexico; 14 million customers make a purchase at an Oxxo every day.

Management expects to nearly double this store count in Mexico over the next decade.  While Oxxo stores are more prevalent in wealthier northern Mexico and on the Yucatan peninsula, it has lower levels of penetration (more than 30,000 consumers per existing store) in southern Mexico.  Even with 20,000 stores, Oxxo’s total units are small compared to the one million mom & pop stores in Mexico.  These mom & pop stores will remain a relevant and important outlet for Mexican consumers, but Oxxo will capture incremental market share from these bodegas over time.  On average, new stores generate 30%+ returns on invested capital and a payback of between two and three years.  While this store expansion will be the main source of Oxxo’s upcoming growth, it will also be complemented by same store sales growth.

This secondary source of growth will be driven by several factors.  First, Oxxo stores are an important source of financial (and other) services for its customers.  Because of the stores’ proximity to many unbanked consumers (~1/3 of Mexico’s population), these outlets are the origination point for an increasing number of cash-to-digital financial transactions, including paying utility bills, topping up mobile phone cards, buying Fortnite V-bucks, and paying for Amazon online purchases.  Going forward, Oxxo stores will also play a growing role in e-commerce retail as well-placed, pervasive distribution hubs.  Second, management is further developing product retail categories to enhance growth, with a particular focus on fresh and prepared foods.  Third, the introduction of Modelo beers to Oxxo stores will provide an intermediate-term boost to our long-term same store sales growth expectations.  Because of FEMSA’s history as the brewer of FEMSA Cerveza beers before their sale to Heineken a decade ago, Oxxo has traditionally only sold these labels (including Tecate and Sol) in their stores.  Beginning last year when its contractual obligation to Heineken ended, Oxxo began selling AB InBev’s beers, which are the market leaders in the country (including Corona and Modelo).  This rollout will be completed over the next three years and is a certain tailwind of growth.  The impact is large enough to also make more new locations viable, which will further help store expansion.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

Comercio has significant growth opportunities beyond Oxxo’s Mexican convenience store base.  We expect FEMSA’s management team to prudently allocate capital into each of these initiatives:

•
Management has been testing the convenience store format in Brazil, Colombia, Chile, and Peru with success.  The company has acquired existing chains to enter some of these markets, and the team has then repositioned and rehabbed these stores to improve performance before looking to greenfield expansion in each country.

•
Comercio had been building a pharmacy business in Mexico and aspires to consolidate the fragmented Mexican pharmacy landscape using a game plan similar to what Oxxo has applied to convenience stores.  Comercio now operates more than 1,250 drugstores in Mexico, which is approximately 3% of the industry.  The company has a lot of room to accomplish this consolidation goal, and management expects organic revenue growth of 10% in the Mexican pharmacy operations in the coming years.  Comercio’s store brands include YZA, Farmacon, and Moderna.  As a useful comparison, Brazil’s Raia Drogasil is consolidating the Brazilian pharmacy market with a market share of 14% and trades at a price-to-earnings ratio of more than 65 times. If FEMSA is even partially successful at replicating this result, it will create tremendous value for shareholders.

•
Comercio is also building a pharmacy business elsewhere in Latin America.  Since its initial entrance into the pharmacy market in 2013, Comercio now operates about 1,900 health related points of sale between its Cruz Verde and Macao chains in Chile, its Cruz Verde chain in Colombia, and its Fybeca and SanaSana chains in Ecuador.

On the left, a new Farmacia YZA store in Mexico. On the right, a block in urban Santiago, Chile that includes both an Oxxo convenience store and a Cruz Verde pharmacy.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

Key People

Founded in 1890, FEMSA is controlled by a group of well-respected northern Mexico families.  The group has a good track record of capital allocation and is structured to maximize shareholder value thanks to the checks-and-balances within the company’s governance.  In addition, a long-time friend of Cook & Bynum has been a board member since 2001.  Robert Denham, partner at Munger, Tolles, and Olson, has represented Berkshire Hathaway in numerous transactions.  Warren Buffett brought Denham in to help save Salomon Brothers following the 1991 bond scandal and then made Denham Chairman and CEO of Salomon, Inc. when Buffett stepped back.  Denham managed the rebuilding of Salomon’s business and negotiated its eventual sale to Sandy Weill and Jamie Dimon at Travelers.  Denham has served on the boards of numerous companies including Wesco Financial, Chevron, and The New York Times.  Denham spent a year of college in Santiago, Chile, and over the years he has been a generous source of knowledge and insights to Cook & Bynum about investing, business, and Latin America.  In addition to Denham, Michael Larson has been a board member since 2011.  He is the Chief Investment Officer for Bill Gates’ personal wealth and the Bill & Melinda Gates Foundation, which are large shareholders in FEMSA.

FEMSA’s Valuation

Over the last decade-plus as we have followed the company closely, our admiration for FEMSA’s Comercio/Oxxo business has only grown.  Despite FEMSA meeting each of our circle of competence, business, and people investment criteria, we had been unwilling up until now to make an investment because of the price the market was demanding.  That changed this year, as FEMSA’s stock price was almost cut in half and has remained depressed since March.

As mentioned above, both Heineken and Coca-Cola FEMSA are publicly traded.  Using FEMSA’s ownership of these stocks at current market prices (which we estimate as modestly undervalued), the Comercio division trades at 6.5 times earnings before interest, taxes, depreciation, and amortization (EBITDA), at 11 times earnings before interest and taxes (EBIT or operating income), and at a low to mid-teens multiple of net earnings (which depends on a couple of assumptions an investor must make to “isolate” the division with FEMSA’s reported results).  This valuation for Oxxo is the lowest since at least 2010:

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

Figure 3. FEMSA Comercio Implied Valuation

Source: FEMSA filings, Bloomberg, Cook & Bynum estimates.

We currently expect Oxxo to continue its strong earnings growth trend, which should be in the double-digits for the next decade.  Our valuation and earnings growth expectations are focused on Oxxo’s business in Mexico.  If the opportunities to build pharmacy chains in key Latin American markets or convenience stores outside of Mexico work out, they would significantly increase the 12-13% annual returns that we currently estimate for our investment in FEMSA.

The Fund as a “Conglomerate”: Bottlers, Broadband, Brewers, & Berkshire

One way we think about the Fund’s portfolio is as a conglomerate comprised of eight carefully selected companies that are organized into five principal divisions with significant operations on five continents: (1) a geographically diversified bottler, (2) a leading telecom serving Chile, Central America, and the Caribbean, (3) a global brewer, (4) a Latin American retailer, and (5) the U.S.-centric diversified businesses of Berkshire Hathaway.

Bottling Division

The largest division in the Fund’s conglomerate is a non-alcoholic bottler.  Last year, based on the Fund’s portion of the underlying businesses’ operations, this bottling division produced, distributed, and sold 146 million 12-ounce servings of soft drinks, water, juices, teas, energy drinks, and other

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

beverages to 700,000 consumers through 6,800 points of sale3.  Allied with The Coca-Cola Company, this division is far more likely than its competitors to have the brands consumers want, when and where they want them, in the packaging they need for the occasion, and ice cold for their refreshment.  These crucial competitive differentiators create a virtuous cycle: dominant brands help build distribution advantages, which enhance market share, which further entrench the brands.  The future of the division is bright:

•
This bottling division, which predominantly serves consumers in emerging markets, is focused on leveraging its distribution network through initiatives such as investing in returnable bottles that expand affordability for the consumer, extending its offering into alcoholic beverages, and equipping its mom & pop retailers with connected cash registers that provide valuable real-time data.

•
Its base of potential consumers is growing.  Its average consumer has a median age of 30 years vs. a median age of 38 in the U.S., and the population in its territories is growing at 1.4% per year versus annual population growth of only 0.5% in the U.S.  Long term, we expect the bottling division to grow revenues and profits ahead of GDP growth as per capita consumption expands from only 1/3rd of the U.S.’s rate and as consumers trade up in price/ounce from future consumption sizes (e.g., 2-liter bottles) to immediate consumption sizes (e.g., 8-ounce cans).

•
These bottling businesses were negatively impacted by the pandemic in direct proportion to the severity of their respective lockdowns.  In countries like Chile, Peru, and Bolivia, strict lockdowns negatively impacted 2Q and 3Q revenues and profits by limiting consumers’ ability to buy products.  On the other hand, in countries like Mexico and the U.S. where lockdowns were less strict, 2Q revenues were only slightly impacted while profits increased strongly; 3Q revenues and profits both showed further recovery and growth.  Stringent lockdowns that hamper the division’s ability to do business now seem politically nonviable in its regions, so the novel coronavirus’ impact for the remainder of the year will largely be indirect through general economic effects.  The bottling business is economically resilient, and all of the division’s bottlers have experienced month-over-month revenue/volume improvements since April lows that continued into the third quarter.  As a result, the bottling division is returning to pre-pandemic volumes and revenues.

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[3]	These statistics include contributions from Coca-Cola FEMSA, which the Fund owns indirectly through its ownership of FEMSA (which has a 47% economic interest in the bottler).

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

The emerging market Coca-Cola bottlers that constitute this division sell for their lowest valuations since the bottom of the Great Financial Crisis in 2009:

Figure 5. The Fund’s Investment in Emerging Market Bottlers Has Grown as Valuations Have Become More Attractive

Source: Bloomberg, Cook & Bynum. Last 12 months (LTM) as of 9/30/20.

Note: Emerging Market Bottler universe includes Andina, Arca Continental, Embonor, FEMSA, Icecek, with Lindley excluded because of minimal float for price discovery. Developed Market Bottler universe includes Amatil, Consolidated, European Partners, and HBC, with Coca-Cola Bottlers Japan Holdings excluded because it generates little operating earnings and has a 2019 enterprise value-to-EBIT multiple of 64 times.

These durable, entrenched, non-cyclical companies have good corporate governance, carry low leverage, and have market caps averaging USD $4 billion.  They sell at about 10 times 2019 operating income (EBIT) and at less than 7 times enterprise value-to-EBITDA.  These prices are not only sizeable discounts to our estimates of their intrinsic values, but they are well below the valuations at which less sophisticated, smaller bottlers in emerging markets sell for in private market transactions.  Since June 2011, thirteen Latin American bottler transactions have taken place at an average enterprise value-to-EBITDA4 multiple of nearly 12 times, a 70% premium to where emerging market bottlers now trade.  This October, Coca-Cola European Partners just announced its intent to acquire Coca-Cola Amatil, a primarily developed market bottler, for ~11x enterprise value-to-EBITDA multiple.  To further contextualize this valuation gap, Pitchbooks reports that U.S. middle market private equity transactions averaged 13 times EBITDA in 2019.  On average, the companies involved in these private equity deals are smaller, less competitively entrenched, and more levered.
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[4]	We prefer multiples of operating earnings or owner earnings, but only multiples of EBITDA are available.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

Notably, the universe of public emerging market bottlers is trading at the widest discount to its developed market peers in at least the last two decades.  This relative discount is despite these emerging market businesses having better demographic tailwinds, superior brand equity, and more sustainable distribution advantages that manifest as faster growth, higher market share, and healthier margins.  For example, the emerging market bottlers cited above earned 2019 operating margins of 13.1% versus 10.3% for their developed market peers.  In addition, we believe the Coca-Cola system’s encouragement of alcohol distribution is creating the possibility of additional growth and operating scale.  In Chile, Fund holding Coca-Cola Embonor is now distributing Diageo spirits and the country’s largest pisco brands.  In November, Embonor will begin distributing Anheuser-Busch InBev’s beer portfolio in the country.  The breadth of Embonor’s distribution will almost instantly add significant market share for AB InBev, which makes Embonor a great partner with no effective substitute in its territory.  Arca Continental has launched Topo Chico Hard Seltzer to provide an offering in Mexico for an alcohol category that is exploding in the U.S.  These examples are representative of new opportunities for these companies to leverage their outstanding distribution networks.

Of course, we recognize and appreciate the risks inherent in emerging markets, which introduce macroeconomic concerns like currency volatility/depreciation and political uncertainty.  For example, adverse foreign currency movements so far in 2020 have depressed the Fund’s U.S. dollar  returns.  We control for these risks in a couple of different ways.  First, we carefully evaluate countries for their rule of law, geopolitical stability, and the prudence of their fiscal and monetary policies.  For example, we have focused our South American investments primarily in Peru and Chile, which have embraced and maintained free market reforms leading to better GDP growth and improved quality of life versus the experiences of countries like Argentina and Venezuela.  Second, we look for balance sheets with little leverage to weather the inevitable bumpiness.  The Fund’s Coca-Cola bottlers have an average net debt to operating earnings ratio of 2.4x and an average net debt to EBITDA ratio of 1.6x. This conservative approach has numerous benefits, including maximizing financial and strategic flexibility when there is macroeconomic/currency volatility and reducing interest rate exposure at the higher rates that can prevail in these markets.  Finally, we gravitate towards businesses with pricing power such as bottlers, which allows them to successfully combat bouts of inflation with price increases that could otherwise eat up our returns on a U.S. dollar basis.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

As reflected in the light grey area in the background of Figure 5, we have used the contraction in valuation and the deepening discounts to intrinsic value to increase the amount of the Fund’s capital invested in our carefully selected group of emerging market bottlers.  The mobility restrictions in Latin America as part of the COVID-19 response in the region have certainly impacted near-term results, but trends continue to improve and will not have a permanent effect on the businesses.  We expect a return to normal operating conditions in 2021, and our South American bottlers are already benefitting from the start of spring in the Southern Hemisphere.  Prospective returns are compelling from current prices – as good as they have been in more than a decade, and perhaps even in multiple decades.  The Fund’s investments in emerging market bottlers collectively have an 9% yield on normalized owner earnings, and we expect this attractive profit stream to grow over the next decade.  This combination implies compounded annual returns of 12-15% over the long term.  As importantly, the predictability of these businesses limits the likelihood of poor long-term operational results.

Telecom Division

The second largest division connects and entertains people through broadband internet access, premium TV, mobile services, and undersea fiber across Chile, Central America, and the Caribbean.  On a look-through basis, it delivers much needed high-speed internet access to 12,000 homes and provides mobile connectivity to 33,000 users in an area where the demand for connectivity has been rising for years and has risen dramatically in 2020.  To satisfy this growing demand, the business has enhanced its network by upgrading its technology and expanding its footprint to connect homes; the division laid the fiber necessary to connect 1,800 new homes in 2019 and has continued to invest through the pandemic to connect more homes.  In most of its regions, the division offers the fastest internet speeds available to a home.  By the end of 2021, it will offer a comprehensive package of internet service, premium TV, mobile telephone, and fixed telephone in all but one of its major markets.  Other markets around the world have demonstrated that consumers prefer having all of these services from a single provider.  These “quad play” customers are cheaper to service and have greater loyalty, both highly accretive characteristics for the division’s profits.  Additionally, the division owns 236 km of undersea fiber optic cable in some cases representing the only the fiber connecting a Caribbean island to the internet.

This telecom division benefits from excellent incremental returns on capital and has long-term reinvestment opportunities reaching new customers, acquiring competitors, and expanding to adjoining territories.  Each new

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

connected home is highly profitable.  The pandemic has increased demand for the superior connectivity offered by residential broadband in every country in the world despite the economic conditions.  In some markets, the division was immediately able to capture this rising demand to grow revenues and profits.  In other markets, however, mobility restrictions impeded customers’ ability to pay for mobile and led customers to move data traffic to their home Wi-Fi.  The Caribbean suffered from a virtual halt in tourism, and Panamanian lawmakers passed a law prohibiting the suspension or reduction of services for nonpaying customers until the end of June.  In aggregate, this division’s revenues and profits declined modestly in the second quarter with sequential improvement each month from April to July.  Our biggest concern is that Caribbean tourism recovers at a slower pace than expected, which could delay the recovery of the tourism-heavy Caribbean economy to pre-pandemic levels.

Apart from this pressure in its prepaid wireless business and in the Caribbean more generally, demand for the company’s underlying service has increased meaningfully and broadband subscribers have grown.  Wall Street analysts expect LLA’s revenue to contract by only 3% this year, while the stock is down 40% so far in 2020.  The executive team has done a good job of proactively managing cost and capital expenditure levels, while also lowering the blended interest rate and extending the blended maturity of its debt.  Free cash flow will be positive this year even with LLA’s significant ongoing investments to maintain, improve, and expand its network to better serve existing customers and to reach new ones.  LLA will end 2020 in a stronger financial position than when it started and with an enhanced network.

We currently project strong revenue and owner earnings growth in 2021 driven by organic subscriber additions, retention of new customers gained during the pandemic, the return of currently nonpaying customers, and the integration of the wireless acquisitions in Puerto Rico (from AT&T) and Costa Rica (from Telefónica).  Key insiders seem to agree and are voting with their wallets, as they fully participated in the recently-completed rights offering that provided equity capital to fund the Costa Rica acquisition and provide available capital for other future deals.  In the process, John Malone, Mike Fries, Eric Zinterhofer at Searchlight Capital, company executives, and other board members invested an additional $50 million or more of their own money in the company.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

Brewing Division

The third largest division is a world class brewer.  Last year on a look-through basis, this division brewed, distributed, and sold 14.4 million 12-ounce beers across the world5, generally in markets where beer consumption is expected to rise the most over the coming decades.  Like the bottling division, most of this beer is sold in countries where this brewing division enjoys dominant market share, has superior brand equity, and owns best in class distribution capabilities.  In Peru, its largest territory on a blended basis, the division boasts over 99% market share.  In 2020, the division has outperformed its competitors and captured market share thanks to superior execution as the industry dealt with extreme shifts in channel and packaging mix driven by the pandemic.  Consumers have demonstrated that they still demand and desire its products, and consumption that usually occurs on-premise in bars, clubs, and restaurants has largely shifted to at-home consumption via modern and traditional retail, albeit generally at lower profitability.  In three of its top ten markets, the division was prohibited from producing and/or selling beer during the most severe lockdowns; these limitations are now largely gone.  Absent any additional temporary prohibitions, we expect the brewing businesses to be resilient against the current economic slowdown even if reduced on-premise consumption continues for some time.

Retailing Division

The fourth division is a regionally dominant retailer with a focus on convenience stores and growing chains in pharmacy/health & wellness and consumer gas.  FEMSA, which is the business underlying this division, was acquired during the third quarter and is profiled in detail above.

Berkshire Division

The fifth division is the Fund’s stake in Berkshire Hathaway, which provides ownership in a diversified collection of businesses that largely focus on the U.S. market, although Berkshire is increasingly looking beyond U.S. shores for attractively priced opportunities.  On a look-through basis, this division wrote $1.0 million in insurance premiums in 2019, including insuring 442 automobiles.  It transported 161 train carloads and has the capacity to generate 0.5 million watts of electricity.  The largest portion of this division is property and casualty insurance and reinsurance.  In recent years, the industry suffered from increasing loss trends and inadequate price increases.
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[5]	These statistics include contributions from Heineken, which the Fund owns indirectly through its ownership of FEMSA (which owns 15% of the brewer).

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

Berkshire has been characteristically disciplined.  The industry has now entered a market environment where prices are increasing rapidly, and Berkshire responded to the opportunity by deploying additional capital in the first half of 2020.  The personal insurance business (GEICO) almost tripled its profits so far this year due to a large fall in claims, although it will be returning a good chunk of this windfall to customers throughout the remainder of the year as part of customer-friendly rebate programs.  In aggregate, the remaining businesses in energy, railroad, manufacturing, and service/retail have experienced falling revenues and profits in line with the broader market, but in most cases they remain well-positioned competitively.  Berkshire has benefitted enormously in recent years from its large ownership stake in Apple, which is now about 22% of its total market value.

A Final Thought

One foundational aspect of our investment strategy should not get lost in this conglomerate simile.  We prefer to be long-term holders of exceptional businesses, and our research process is focused on the predictably of long-term cash flows of each business.  It is not an accident that we have owned thirty-two distinct businesses (three of them twice) in the nineteen years since the firm began.  However, we do look to benefit from the liquidity and intermittent mis-pricings that global public equity markets offer, and we are sensitive to and cognizant of the price paid for an investment.  We do and will take advantage of opportunities to sell businesses or divisions that get too expensive and establish new divisions, such as we recently did with FEMSA, that offer superior risk-reward characteristics.

In Memory of Dowe

We sincerely appreciate and are humbled by the outpouring of love and support for Dowe’s family, for our team, and for us since his passing this summer.  Dowe was loved by so many, and we miss him dearly.  While we are deeply saddened that he is no longer with us, we are grateful for the blessing to know him as a friend and colleague for so long.  His influence on his firm will remain, and we will strive to keep Cook & Bynum a place that he would be proud to carry his name.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We

The Cook & Bynum Fund	Shareholder Letter
September 30, 2020 (Unaudited)

make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

David A. Hobbs, Jr.

The Cook & Bynum Fund	Manager Commentary
September 30, 2020 (Unaudited)

As of September 30, 2020 the audited net asset value (NAV) attributable to the 5,791,920 shares outstanding of The Cook & Bynum Fund (“Fund”) was $10.87 per share. This NAV compares with an audited NAV of $14.11 per share as of the Fund’s Annual Report dated September 30, 2019.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 9.30.20

Average Annual Total Return
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(1)
The Cook & Bynum Fund	-22.43%	-8.73%	-1.93%	2.72%	4.13%
MSCI ACWI Index Net(2)(3)	10.44%	7.12%	10.30%	8.55%	9.84%
S&P 500 Index(4)	15.15%	12.28%	14.15%	13.74%	14.52%

(1)	Fund inception date of July 1, 2009.
(2)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. You cannot invest directly in an index.

(3)
The MSCI All Country World Index is now the Fund’s primary benchmark, with the S&P 500 Index included as a secondary benchmark. The S&P 500 Index will continue to be shown for at least a period of one year as a secondary index.

(4)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

As of September 30, 2020 the gross and net expense ratios of the Fund were 1.99% and 1.49%, respectively.  Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent

The Cook & Bynum Fund	Manager Commentary
September 30, 2020 (Unaudited)

necessary to maintain the “Net Annual Operating Expenses” at 1.49%.  This agreement is in effect through November 5, 2022.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the Fund’s benchmark.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 9.30.20

The Cook & Bynum Fund	Manager Commentary
September 30, 2020 (Unaudited)

Portfolio Changes for the six months ended 9.30.2020

New Holdings	Eliminations
Fomento Economico	Coca-Cola Co.
Mexicano, S.A.B. de C.V. (FEMSA)

As explored in detail in the Shareholder Letter section of this report, we built a new position in FEMSA, a multinational based in Monterrey, Mexico whose primary business is convenience store retailing under the Oxxo brand in Latin America.  The company has several avenues for growth in the coming decade(s), including store expansion, same store sales improvements, and targeted acquisitions of existing store chains.  We have followed this business for many years and have long admired it, and the decline in FEMSA’s stock price this year provided us the opportunity to be an owner at an attractive valuation.

We sold the Fund’s investment in The Coca-Cola Company over the past six months, which had been a holding of the Fund since its 2009 inception.  The company’s business and stock price had both held up reasonably well during the pandemic, and its valuation reached a price-to-earnings ratio of 25 times during the summer.  With the sell-off in other markets providing superior prospective risk-reward opportunities, we decided to exit this position and re-allocate the Fund’s capital into new and existing investments.

Performance Contribution

Anheuser-Busch InBev and Berkshire Hathaway were the biggest positive contributors to the Fund’s performance during the six months ended September 30th.  Arca Continental, Coca-Cola Embonor, and The Coca-Cola Company were also positive contributors during the period.  Backus y Johnston and Corporacion Lindley, which are both Peruvian-based beverage businesses that were inordinately impacted by the country’s strict pandemic lockdown (but whose businesses are rapidly improving sequentially now that the lockdowns are largely over and the Southern hemisphere is heading into summer), were both detractors from the Fund’s performance, as was Liberty Latin America.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

The Cook & Bynum Fund	Manager Commentary
September 30, 2020 (Unaudited)

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves.  At period end, the Fund had 6.4% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund.  Your portfolio manager does not invest with outside managers or hold individual stocks.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 has now been detected globally and has been characterized as a pandemic by the World Health Organization. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre‐existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may

The Cook & Bynum Fund	Manager Commentary
September 30, 2020 (Unaudited)

be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing.  To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2020 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the year from April 1, 2020 through September 30, 2020.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2020 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	4/1/20 to	Expense
	4/1/20	9/30/20	9/30/20(1)	Ratio
Actual Fund Return	$1,000.00	$1,034.30	$7.58	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.55	$7.52	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2020

Description	Shares	Value
DOMESTIC COMMON STOCKS (12.9%)

Conglomerates (12.9%)
Berkshire Hathaway, Inc. – Class B(1)	38,154	$8,124,513
TOTAL DOMESTIC COMMON STOCKS
(Cost $2,763,746)		$8,124,513

FOREIGN COMMON STOCKS (69.8%)

Breweries (22.6%)
Anheuser-Busch InBev SA/NV – ADR	163,068	8,786,104
Union de Cervecerias Peruanas
Backus y Johnston SAA(2)	977,092	5,422,866
		14,208,970

Retail – Convenience Stores (4.9%)
Fomento Economico
Mexicano SAB de CV – ADR	54,513	3,063,086

Soft Drink Bottling and Distribution (31.1%)
Arca Continental SAB de CV	2,662,191	11,475,179
Corporacion Lindley SA(1)(2)	6,048,422	8,140,428
		19,615,607

Wired and Wireless
Telecommunications Carriers (11.2%)
Liberty Latin America Ltd. – Class A(1)	107,143	883,930
Liberty Latin America Ltd. – Class C(1)	756,152	6,155,077
		7,039,007
TOTAL FOREIGN COMMON STOCKS
(Cost $54,183,717)		$43,926,670

FOREIGN PREFERRED STOCKS (10.7%)

Soft Drink Bottling and Distribution (10.7%)
Coca-Cola Embonor SA – Class B	5,301,259	6,751,286
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,461)		$6,751,286

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2020

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (6.3%)

Money Market Deposit Account (6.3%)
U.S. Bank Money Market
Deposit Account, 0.015%(3)	$3,964,580	$3,964,580
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,964,580)		$3,964,580
TOTAL INVESTMENTS (99.7%)
(Cost $71,037,504)		$62,767,049
TOTAL CASH INCLUDING
FOREIGN CURRENCY (0.1%)		70,515
TOTAL OTHER ASSETS
LESS LIABILITIES (0.2%)		124,072
NET ASSETS (100.0%)		$62,961,636

(1)	Non-income producing security.
(2)
This security was deemed illiquid due to the inability to sell the entire position within 7 days, according to the Fund’s liquidity guidelines. The total value of illiquid securities as of September 30, 2020 was $13,563,294 or 21.5% of net assets.

(3)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2020.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anónima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAA – Sociedad Anonima Abierta
SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
September 30, 2020

ASSETS:
Investments, at value (cost $71,037,504)	$62,767,049
Foreign currency, at value (cost $70,665)	70,515
Receivable for fund shares sold	250
Receivable for investments sold	55,333
Dividends and interest receivable	162,602
Prepaid expenses	33,364
Total Assets	63,089,113

LIABILITIES:
Payable for fund shares redeemed	3,277
Accrued investment advisory fees, net of waiver	34,679
Accrued custody fees	14,402
Other payables and accrued expenses	75,119
Total Liabilities	127,477
NET ASSETS	$62,961,636

COMPOSITION OF NET ASSETS:
Paid-in capital	$78,346,756
Distributable earnings (accumulated deficit)	(15,385,120)
Net Assets	$62,961,636

Shares of common stock outstanding
(unlimited number of shares authorized)	5,791,920
Net Asset Value, Offering and
Redemption Price Per Share	$10.87

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Year Ended September 30, 2020

INVESTMENT INCOME:
Dividends (Net of Withholding tax of $158,031)	$1,470,285
Interest	106,892
Total Investment Income	1,577,177

EXPENSES:
Investment adviser fees	1,416,210
Fund accounting and administration fees	107,682
Custody fees	90,731
Transfer agent fees and expenses	57,652
Legal fees	45,463
Trustee fees	32,711
Federal and state registration fees	32,094
Insurance fees	29,512
Chief compliance officer fees	24,671
Auditing and tax fees	18,501
Service fees	16,267
Printing fees	14,084
Miscellaneous expense	3,161
Total expenses before reimbursement	1,888,739
Less fees reimbursed by investment adviser	(472,529)
Net Expenses	1,416,210
Net Investment Income (Loss)	160,967

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	(7,107,905)
Foreign currency transactions	(24,365)
Total	(7,132,270)
Net change in unrealized appreciation (depreciation) on:
Investment securities	(16,612,056)
Foreign currency translation	(2,322,217)
Total	(18,934,273)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions	(26,066,543)
Net Increase (Decrease) in
Net Asset from Operations	$(25,905,576)

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
FROM OPERATIONS:
Net investment income (loss)	$160,967	$832,992
Net realized gain (loss) on investments
and foreign currency transactions	(7,132,270)	442,876
Net change in unrealized
appreciation (depreciation) on investments
and foreign currency translation	(18,934,273)	(4,015,259)
Net Increase (Decrease) in
Net Assets from Operations	(25,905,576)	(2,739,391)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(815,106)	(13,787,128)
Total distributions	(815,106)	(13,787,128)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	6,220,145	14,035,386
Dividends reinvested	710,752	12,058,395
Value of shares redeemed	(36,377,370)	(35,503,578)
Net Increase (Decrease) Resulting
from Capital Transactions	(29,446,473)	(9,409,797)
Redemption fees	1,187	1,936
Net Increase (Decrease) in Net Assets	(56,165,968)	(25,934,380)
NET ASSETS:
Beginning of period	119,127,604	145,061,984
End of period	$62,961,636	$119,127,604

See accompanying Notes to Financial Statements.

 (This Page Intentionally Left Blank.)

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

Net Asset Value – Beginning of Year
Income from Investment Operations
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions and translations(1)
Total Income (Loss) from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains
Total Distributions

Capital Share Transactions
Redemption fees added to paid-in capital
Total Capital Share Transactions
Net Asset Value – End of Year
Total Return
Ratios and Supplemental Data:
Net assets, at end of year (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment income (loss) including reimbursement/waiver
Net investment income (loss) excluding reimbursement/waiver
Portfolio turnover rate

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Less than 0.005%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2020	2019	2018	2017	2016
$14.11	$16.07	$16.52	$15.81	$14.55

0.02	0.09	0.02	0.03	—	(2)

(3.16)	(0.43)	(0.15)	1.43	1.26
(3.14)	(0.34)	(0.13)	1.46	1.26

(0.10)	(0.03)	(0.03)	—	—
—	(1.59)	(0.29)	(0.75)	—
(0.10)	(1.62)	(0.32)	(0.75)	—

— (2)	— (2)	— (2)	— (2)	—	(2)
— (2)	— (2)	— (2)	— (2)	—	(2)
$10.87	$14.11	$16.07	$16.52	$15.81
-22.43%	-1.10%	-0.89%	9.79%	8.66%

$62,962	$119,128	$145,062	$151,346	$123,878

1.49%	1.49%	1.49%	1.49%	1.49%
1.99%	1.90%	1.82%	1.80%	1.79%
0.17%	0.66%	0.12%	0.23%	0.00	%(3)
-0.33%	0.25%	-0.21%	-0.08%	-0.30%
8%	3%	37%	5%	9%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2020

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3. Short-term securities, including bonds, notes, debentures, and other debt securities, and money market instruments such as certificates of deposit,

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2020

commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Adviser determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2020

transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2020

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$8,124,513	$—	$—	$8,124,513
Foreign
Common Stocks	35,786,242	8,140,428	—	43,926,670
Foreign
Preferred Stocks	6,751,286	—	—	6,751,286
Short-Term
Investments	3,964,580	—	—	3,964,580
TOTAL	$54,626,621	$8,140,428	$—	$62,767,049

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the year ended September 30, 2020.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Any refunds of withholding taxes previously paid are generally recorded by the Fund when received.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2020

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2020, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2017.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2020

Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
Ordinary Income	$815,048	$248,455
Long-Term Capital Gains	—	13,538,673
Distribution in Excess	58	—
Total	$815,106	$13,787,128

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2020, certain differences were reclassified. The reclassifications were as follows:

Increase Total Distributable Earnings	$58
Decrease Paid-in Capital	$(58)

B. Tax Basis of Investments:  As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$71,037,504
Gross unrealized appreciation	10,484,035
Gross unrealized depreciation	(18,754,640)
Net tax unrealized appreciation (depreciation)	(8,270,605)
Undistributed ordinary income
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(7,114,515)
Total distributable earnings (accumulated deficit)	$(15,385,120)

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2020

December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st. For the fiscal year ended September 30, 2020, the Fund deferred on a tax basis, late-year ordinary losses of $10,572. There were no post-October losses for the fiscal year ended September 30, 2020.

At September 30, 2020, the Fund had the following capital loss carryforwards:

Short-Term	Long-Term	Expires
2,767	7,101,176	Unlimited

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Interim Investment Management Agreement dated July 28, 2020 (“Management Agreement”), effective July 17, 2020, with the Adviser.  The Management Agreement terminates the earlier of: (a) the 150th day from the effective date, or (b) the effective date of the New Advisory Agreement. On November 5, 2020, the shareholders of the Trust approved a New Management Agreement that is effective through November 5, 2022.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through November 5, 2022. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2020

the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of September 30, 2020, the Adviser may in the future recover fee reductions and expense reimbursements totaling $472,529, $513,705, and $493,065 from the Fund. The Adviser may recover these amounts no later than September 30th of 2023, 2022, and 2021, respectively. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC.

5. INVESTMENT TRANSACTIONS

During the year ended September 30, 2020, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $6,819,075 and $25,140,442, respectively. There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2020.

6. SHARES OF BENEFICIAL INTEREST

On September 30, 2020, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
Beginning Shares	8,442,427	9,024,841
Shares Sold	486,728	1,002,994
Shares Issued in Reinvestment
of Distributions	50,659	942,799
Total	8,979,814	10,970,634
Less Shares Redeemed	(3,187,894)	(2,528,207)
Ending Shares	5,791,920	8,442,427

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2020

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2020, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 75% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. As of September 30, 2020, 80.5% of the Fund’s net assets were invested in foreign securities.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures.  There was no significant impact.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments or disclosures other than the below were required to the financial statements.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2020

Effective, October 26, 2020, the Fund has established a line of credit (“LoC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund's portfolio as collateral. The LoC will mature, unless renewed, on October 25, 2021. Borrowing under the LoC is limited to the lesser of $7,000,000, 10% of the gross market value of the Fund or 33 1/3% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3.25% at October 26, 2020.

Report of Independent Registered
The Cook & Bynum Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of The Cook & Bynum Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”) as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.

Chicago, Illinois
November 30, 2020

The Cook & Bynum Fund	Additional Information
September 30, 2020

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Part F of Form N-PORT may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
For the year ended September 30, 2020, 0.00% of the dividends paid from net investment income, including short-term capital gains, qualify for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
For the year ended September 30, 2020, 0.00% of the dividends paid from net investment income, including short-term capital gains, for the Fund are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
September 30, 2020

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Portion of Ordinary
Credible		Income Distribution
Foreign	Per Share	Derived from Foreign
Taxes Paid	Amount	Sourced Income
160,353	$0.02768564	87.09%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a telephonic meeting held May 13, 2020 in accordance with COVID-19 related SEC relief with respect to in-person voting requirements, the Board of Trustees of the Cook & Bynum Funds Trust (the “Trust”), including a majority of the independent trustees, evaluated and approved the renewal of the advisory contract between the Trust, on behalf of The Cook & Bynum Fund (the “Fund”), and Cook & Bynum Capital Management, LLC (the “Adviser”).  In advance of the May 13, 2020 meeting, the Board requested and received materials to assist them in considering the advisory contract.  The materials contained information with respect to the factors enumerated below, including the advisory contract, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the trustees’ fiduciary obligations and the factors that they should assess in considering the renewal of the advisory contract, and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, biographic information regarding the Adviser’s key management and investment advisory personnel,

The Cook & Bynum Fund	Additional Information
September 30, 2020

the Adviser’s compliance manual, and comparative fee information relating to the Fund) as well as other pertinent information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the independent trustees approved the renewal of the advisory contract between the Adviser and the Trust, on behalf of the Fund.  In approving the renewal of the advisory contract, the trustees considered all information that they deemed reasonably necessary to evaluate the terms of the contract in accordance with the Gartenberg factors.  In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each trustee may have attributed different weights to the various factors.

Nature and Quality of Services
The trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Fund. They considered a presentation by the Adviser describing the application of the Fund’s stated investment strategy, portfolio research process, and third-party vendor oversight and regulatory compliance services provided by the Adviser to the Fund.  The presentation included, and the trustees considered, information describing the personnel responsible for the day-to-day investment and back-office/administrative management of the Fund; the Adviser’s existing and planned staffing levels; and the Adviser’s portfolio management capabilities. The trustees also considered information regarding the Adviser’s compliance policies and procedures and discussed the quality of the Adviser’s compliance infrastructure. The trustees further discussed all services provided by the Adviser, including service provider oversight, investment research, and sales and marketing. Based on these factors and after a lengthy discussion, the trustees concluded that they were satisfied with the nature, extent, and quality of services provided by the Adviser under the advisory contract and that the Adviser was providing essential services to the Fund.

Investment Performance
The trustees reviewed the Fund’s performance under the Adviser’s management, discussing the performance analysis and peer group selection provided by Broadridge, as well as certain peers that the Adviser felt were comparable to the Fund based on their respective investment strategies and mandates. They considered the Fund’s performance and compared the performance of the Fund to its benchmark indices, the MSCI All Country World Index and the S&P 500 Index, both with dividends reinvested, as well as other relevant indices over various periods of time, including since the Fund’s inception on July 1, 2009. In the trustees’ review of the Fund’s performance, they noted that the Fund has held a significant amount of cash

The Cook & Bynum Fund	Additional Information
September 30, 2020

in the portfolio for extended periods of time since its inception due to a lack of investment opportunities that satisfy the Adviser’s investment criteria.  The trustees led a thorough discussion related to the investment strategy and performance expectations in the current market, noting the Adviser’s unique strategy and its use of cash, which appeals to a specific niche of investors.

During this discussion and in response to a series of questions from the Board, the Adviser reaffirmed its commitment to follow its investment approach even though it has led to underperformance for the 1-year, 3-year, 5-year, and 7-year periods relative to the Fund’s primary benchmarks and a subset of other funds with value-based investment approaches.  The Adviser conveyed that its goal is to outperform over full market cycles, not specific year time intervals. The trustees also considered the Fund’s performance as compared to the Adviser’s privately pooled investments vehicles that apply the same investment approach (and date back to the Adviser’s 2001 inception), which reflects outperformance over a full market cycle.  After a detailed discussion, the Board concluded that the overall performance of the Fund was satisfactory and warranted the continuation of the advisory agreement.

Fees
The trustees examined the Fund’s fee structure, including the fees paid to the Adviser under the advisory contract, the Fund’s overall expense ratio, and the fund expenses paid by the Adviser pursuant to the Fund’s expense limitation agreement. They reviewed information compiled by an independent, third-party data source comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, a peer group of funds. The Adviser discussed the selection process used by the third-party data source to compile the peer group, and reviewed each section of the report.  The trustees reviewed reports comparing the expense ratios paid by the Fund to those paid by other comparable mutual funds. They considered the Adviser’s obligation under the expense limitation agreement to cap (through reimbursement to the Fund) operating expenses at 1.49% of the Fund’s average daily net asset values. The trustees also considered information regarding the management fees charged by the Adviser to its other advisory accounts noting that these other accounts have a slightly higher expense ratio with a 1.50% management fee in addition to their respective operating expenses. The trustees noted that the Fund had less return and more expenses when compared to the Fund’s peer group, and the Fund was on the higher end of its Broadridge-defined peer group. The trustees also noted that, while the Fund’s management fee was on the higher end of its Broadridge-defined peer group, the Fund’s overall fee level after the fee waiver was near the median for the same peer group. The trustees

The Cook & Bynum Fund	Additional Information
September 30, 2020

discussed the Adviser’s fees extensively. After a robust discussion, the consensus of the Board was that those fees were reasonable and appropriate for the services provided.

Profitability and Other Benefits to the Investment Adviser
The trustees next reviewed financial information provided by the Adviser for the relevant time period, and discussed the Adviser’s financial position and profitability with respect to the Fund, and the Adviser’s financial commitment to the Fund. They also considered other benefits to the Adviser as a result of its relationship with the Fund. After further discussion, the trustees concluded that the Adviser’s anticipated profits from its relationship with the Fund was not excessive.

Economies of Scale
The trustees considered information concerning economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment in light of any economies of scale. The trustees determined that no modification of the existing fee level was necessary.

After further discussion, based on the factors discussed and considered, the trustees concluded that the renewal of the advisory contract was in the best interest of the Fund and its shareholders. This conclusion was not based on any single factor, but on an evaluation of all of the factors and information reviewed and evaluated by the trustees. Based upon such conclusions, the trustees, including all of the independent trustees, approved the renewal of the advisory contract.

BOARD CONSIDERATIONS REGARDING APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT

At a special telephonic meeting held July 28, 2020, the Board of Trustees of the Cook & Bynum Funds Trust (the “Trust”), including a majority of the independent trustees, evaluated and approved an interim advisory contract between the Trust, on behalf of the Fund, and the Adviser. The interim advisory agreement was not materially different from the prior advisory agreement in place and only differed with respect to the term and termination provisions, and with respect to certain provisions required by Rule 15a-4 under the 1940 Act (as defined below). The interim advisory agreement is effective until either 150 days from July 17, 2020 or when the Fund’s shareholders approve the new investment advisory agreement, whichever occurs first.

The Cook & Bynum Fund	Additional Information
September 30, 2020

BOARD CONSIDERATIONS REGARDING APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

At a telephonic meeting held August 19, 2020 in accordance with COVID-19 related SEC relief with respect to in-person voting requirements, the Board of Trustees of the Trust, including a majority of the independent trustees, evaluated and approved a new advisory contract between the Trust, on behalf of the Fund, and the Adviser.  In advance of the August 19, 2020 meeting, the Board requested and received materials to assist them in considering the advisory contract.  The materials contained information with respect to the factors enumerated below, including the advisory contract, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the trustees’ fiduciary obligations and the factors that they should assess in considering the renewal of the advisory contract, and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, biographic information regarding the Adviser’s key management and investment advisory personnel, the Adviser’s compliance manual, and comparative fee information relating to the Fund) as well as other pertinent information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the independent trustees approved the new advisory contract between the Adviser and the Trust, on behalf of the Fund.  In approving the new advisory contract, the trustees considered all information that they deemed reasonably necessary to evaluate the terms of the contract in accordance with the Gartenberg factors.  In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each trustee may have attributed different weights to the various factors.

Nature and Quality of Services
In considering the nature, extent, and quality of the services provided by the Adviser, the Board reviewed the materials provided by the Adviser describing the application of the Fund’s stated investment strategy, portfolio research process, and third-party vendor oversight and regulatory compliance services provided by the Adviser to the Fund. In addition, the Board considered information describing the personnel responsible for the day-to-day investment and back-office/administrative management of the Fund, the Adviser’s existing and planned staffing levels, and the Adviser’s portfolio management capabilities and concluded that the Adviser’s personnel have the qualifications and expertise to manage the Fund. The Board also considered information regarding the Adviser’s compliance policies and procedures and

The Cook & Bynum Fund	Additional Information
September 30, 2020

discussed the quality of the Adviser’s compliance infrastructure. The Board noted that the Chief Compliance Officer of the Trust continued to represent that the Adviser’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Trustees considered all services provided by the Adviser, including service provider oversight, investment research, and sales and marketing. After a lengthy discussion, during which the Board asked and the Adviser responded to a series of further questions, the Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures necessary to perform its duties under the new advisory agreement with respect to the Fund, and they were satisfied with the nature, extent, and quality of services provided by the Adviser under the advisory contract and that the Adviser was providing essential services to the Fund.

Investment Performance
The Trustees reviewed the Fund’s performance under the Adviser’s management. They discussed the reports prepared by Broadridge Financial Solutions (“Broadridge”) and reviewed the performance of the Fund as compared to the MSCI All Country World Index Plus Dividends and the S&P 500 Index Plus Dividends, as well as the Broadridge-created peer group over various time periods, including for the 1-year, 3-year, 5-year, and 7-year periods and since the Fund’s inception on July 1, 2009. The Trustees led a thorough discussion related to the investment strategy and performance expectations in the current market, noting the Adviser’s unique strategy and its use of cash.

The Trustees noted that although the Fund had underperformed its benchmark and peer group for the 1-year, 3-year, 5-year, and 7-year periods, the Adviser’s goal was to outperform over full market cycles rather than specific year time intervals. The Trustees also considered the Fund’s performance as compared to the Adviser’s privately pooled investments vehicles that apply the same investment approach (and date back to the Adviser’s 2001 inception), which comparison reflects outperformance over a full market cycle. After a detailed discussion of the Fund’s performance, the Board concluded that the overall performance of the Fund was in line with the Fund’s investment strategy and warranted the approval of the new advisory agreement.

Fees and Expenses
With respect to costs and expenses of the services to be provided by the Adviser to the Fund, the Board discussed the fees paid to the Adviser under the new advisory contract, the Fund’s overall expense ratio, and the Fund expenses paid by the Adviser pursuant to the Fund’s expense limitation

The Cook & Bynum Fund	Additional Information
September 30, 2020

agreement, including the Adviser’s commitment to renew the expense limitation agreement. They also reviewed the Fund’s advisory fee and overall expenses (and expense ratios) as compared to its peer group as presented in the Broadridge report. They considered the Adviser’s obligation under the expense limitation agreement to cap (through reimbursement to the Fund) operating expenses at 1.49% of the Fund’s average daily net asset values. The Board noted that, while the Fund’s management fee was on the higher end of its Broadridge-defined peer group, the Fund’s overall fee level after the fee waiver was near the median for the same peer group. The trustees also considered information regarding the management fees charged by the Adviser to private funds with a similar investment strategy as the Fund noting that these other accounts have a slightly higher expense ratio with a 1.50% management fee in addition to their respective operating expenses. The Board discussed the Adviser’s fees extensively. After a robust discussion, the consensus of the Board was that those fees were not unreasonable for the services provided and that the expense cap for the Fund was in the best interest of the shareholders.

Profitability and Other Benefits to the Investment Adviser
The trustees then convened an executive session with the principals of the Adviser to consider the Adviser’s financial position and profitability with respect to the Fund and the Adviser’s financial commitment to the Fund based on a review of financial information provided by the Adviser. They also considered other benefits to the Adviser as a result of its relationship with the Fund. The principals of the Adviser then left the executive session.

The executive session continued during which the independent trustees further discussed the materials provided by the Adviser as well as the expense limitation agreement. The independent trustees extensively discussed and considered, among other things, the quality of services provided by the Adviser, the fees charged to the Adviser’s private funds, the Fund’s expense cap, and the Adviser’s profitability. After further discussion, the trustees concluded that the Adviser’s anticipated profits from its relationship with the Fund were not excessive.

Economies of Scale
The meeting was then reconvened, and the trustees considered information and discussed the potential economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment in light of any economies of scale. After consideration of the economies of scale, the trustees determined that no modification of the existing fee level was necessary.

The Cook & Bynum Fund	Additional Information
September 30, 2020

The Board relied upon the advice of counsel, and its own business judgment, in determining the material factors to be considered in evaluating the new advisory agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the new advisory agreement, and as assisted by the advice of counsel, the Board, including a majority of the independent trustees, determined that (a) the terms of the new advisory agreement are reasonable; (b) the advisory fee is not unreasonable; and (c) the new advisory agreement is in the best interests of the Fund and its shareholders. In considering the approval of the new advisory agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the new advisory agreement was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the new advisory agreement.

6. SPECIAL MEETING OF SHAREHOLDERS

On November 5, 2020, a special meeting of the shareholders of the Fund was held at the offices of the Trust for the purpose of approving a new Investment Advisory Agreement, which has the same terms as the prior and interim agreement, and to approve the election of one new Trustee.

Below are the voting results from the special meeting of the Trust:

Approval of Net
Investment Advisory Agreement	For	Against	Abstain
Cook & Bynum Capital Management, LLC	3,320,592	2,789	2,293

Election of Trustee	For	Withheld
Richard P. Cook	4,009,200	166,088

7. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
September 30, 2020

Trustees and Officers

# of
Portfolios
Name,		Term of		in Fund	Other
Age	Position(s)	Office and		Complex	Director/
and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions
Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	since January 1, 2010.		Crawford &
1955		since May			Company
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	None
Carson		has served	Managing Director of The
Year of		as a Trustee	Ansley Capital Group LLC
Birth:		of the Trust	and a Principal of Ansley
1949		since April	Equity Partners, LLC since
		2014	2014. Mr. Carson has been the
Principal of both the Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company LLC
from September 2003
to April 2013.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

The Cook & Bynum Fund	Additional Information
September 30, 2020

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years
Officers
Richard P.	Principal	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook	Executive	has served	Manager for CBCM since 2006.
Year of	Officer and	as President
Birth:	President	of the Trust
1978		since March
2009.
David A.	Vice	Mr. Hobbs	Since May 2010, Mr. Hobbs has served as a
Hobbs	President,	has served as	Principal and President of CBCM.
Year of	Treasurer,	Vice President
Birth:	and	of the Trust
1977	Principal	since January
	Financial	2011. He has
	Officer	served as
Treasurer and
Principal
Financial Officer
of the Trust
since January
2020.
Amanda S.	Secretary,	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014.
Pridgen	Chief	has served as
Year of	Compliance	Secretary, Chief
Birth:	Officer, and	Compliance
1983	Anti-Money	Officer, and
	Laundering	Anti-Money
	Officer	Laundering
Officer of the
Trust since
January 2020.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

The Cook & Bynum Fund

Annual Report  |  September 30, 2020

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Charles H. Ogburn is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/20	FYE 09/30/19
Audit Fees	$15,000	$15,000
Audit-Related Fees
Tax Fees	$3,500	$3,500
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/20	FYE 09/30/19
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/20	FYE 09/30/19
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)*  /s/ Richard P. Cook
  Richard P. Cook,
  President (Principal Executive Officer)

Date   December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Richard P. Cook
  Richard P. Cook,
  President (Principal Executive Officer)

Date   December 3, 2020

By (Signature and Title)*  /s/ David A. Hobbs
  David A. Hobbs,
  Treasurer (Principal Financial Officer)

Date   December 3, 2020

* Print the name and title of each signing officer under his or her signature